UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2012

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 888-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2012, P.F. Chang’s China Bistro, Inc. (the “Company”) and Centerbridge Partners, L.P. (“Centerbridge”) announced the execution of a senior notes note purchase agreement and the entry into a credit agreement relating to the financing of the proposed acquisition of the Company pursuant to the terms of the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of May 1, 2012, by and among Wok Parent LLC (“Parent”), Wok Acquisition Corp. (“Purchaser”) and the Company.

In addition and in connection therewith, on June 22, 2012, the Company, Parent and Purchaser entered into an amendment (the “Amendment”) to the Merger Agreement. Pursuant to the Amendment, it is no longer a condition precedent to the completion of the Purchaser’s pending tender offer that Purchaser receive any debt financing proceeds. In addition, the Amendment provides Purchaser with the right to extend (or re-extend) the tender offer and the expiration date of the tender offer for one or more periods, in consecutive increments of up to ten business days each, the length of each such period to be determined by Parent in its sole discretion (or such longer period as Parent and the Company may mutually agree), provided that if the proceeds of the committed debt financing (or the proceeds of any alternative debt financing obtained in accordance with the terms of the Merger Agreement) have been received by Purchaser or Parent or would be received by Purchaser or Parent at the offer closing or the merger closing, as applicable, Purchaser shall only have a one-time right to extend (or re-extend) the tender offer and such extension shall be for a period of not less than five business days. In addition, the Company will have the right to require Purchaser to extend the tender offer beyond the expiration date if the Company’s previously filed proxy statement with respect to the Merger Agreement has not been cleared by the Securities and Exchange Commission (the “SEC”) prior to such expiration date and all of the tender offer conditions have been satisfied or, to the extent waivable, have been waived by Purchaser or Parent, but the proceeds of the committed debt financing (or the proceeds of any alternative debt financing obtained in accordance with the terms of the Merger Agreement) have not been received by Purchaser or Parent or would not be received by Purchaser or Parent at the offer closing or the merger closing, as applicable, and neither Purchaser nor Parent has exercised the right to extend (or re-extend) the tender offer prior to such time.

The tender offer is scheduled to expire at midnight at the end of the day on June 28, 2012, unless further extended, and remains subject to the other conditions described in the tender offer materials previously filed with the SEC, including the tender of at least 83% of the outstanding shares of the Company common stock. Centerbridge and the Company anticipate that the closing of the tender offer and the subsequent merger of Purchaser into the Company will occur on June 29, 2012, subject to the satisfaction or waiver of the other conditions described in the tender offer materials.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Company’s press releases with respect to the foregoing are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Forward Looking Statements

This report may contain “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the completion of the tender offer and the completion and timing of the merger and the related financing; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities. In addition, the Company’s actual performance and financial results may differ materially from those currently anticipated due to a number of risk and uncertainties, including, but not limited to, failure of the Company’s existing or new restaurants to achieve expected results; damage to the Company’s brands or reputation; inability to successfully expand the Company’s operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming the Company’s products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company’s business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the tender offer documents filed by Purchaser and certain of its affiliates and the solicitation/ recommendation statement filed by the Company. All of the materials related to the offer (and all other offer documents filed with the SEC) are available at no charge from the SEC through its website at

www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock has been made pursuant to a tender offer statement on Schedule TO (as amended from time to time), containing an Offer to Purchase and related tender offer documents, initially filed by Purchaser and certain of its affiliates with the SEC on May 15, 2012. The Company initially filed a Solicitation/Recommendation Statement on Schedule 14D-9 (as amended from time to time) with respect to the tender offer with the SEC on May 15, 2012. These documents contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. The tender offer materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) may be obtained at no charge by directing a request by mail to Georgeson Inc., at 199 Water Street, 26th Floor, New York, NY 10038-3560, or by calling toll-free at (866) 300-8594.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company has filed a proxy statement with the SEC. Additionally, the Company has and will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the Merger Agreement. The materials filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

The Company and its respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 1, 2012, and the proxy statement and other relevant materials which have been filed with the SEC in connection with the transaction. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth in the proxy statement relating to the transaction.

Contact Information

Investors:

Allison Schulder

(480) 888-3000

allison.schulder@pfcb.com

Media:

Matt Sherman / Averell Withers / Joe Berg

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 22, 2012, by and among Wok Parent LLC, Wok Acquisition Corp. and P.F. Chang’s China Bistro, Inc.

99.1	Press Release issued by P.F. Chang’s China Bistro, Inc. on June 22, 2012.

99.2	Joint Press Release issued by P.F. Chang’s China Bistro, Inc. and Centerbridge Partners, L.P. on June 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2012	P.F. Chang’s China Bistro, Inc.

/s/ Richard L. Federico
Richard L. Federico Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 22, 2012, by and among Wok Parent LLC, Wok Acquisition Corp. and P.F. Chang’s China Bistro, Inc.

99.1	Press Release issued by P.F. Chang’s China Bistro, Inc. on June 22, 2012.

99.2	Joint Press Release issued by P.F. Chang’s China Bistro, Inc. and Centerbridge Partners, L.P. on June 22, 2012.